CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 18 TO MASTER SERVICES AGREEMENT

THIS AMENDMENT No. 18 (the “Amendment”) to Master Services Agreement is entered into June ____, 2013 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361.

WHEREAS, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

WHEREAS, Row 44 now desires to purchase and HNS desires to sell, certain services enabling the provision of transatlantic aeronautic services, which services are substantially similar to the services provided pursuant to the MSA, as previously amended; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the services herein described; the delivery dates for space segment and other services contained in this MSA will be as specified in Section 3 below.
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NOW THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.        BACKGROUND

HNS currently provides Equipment and Services to Customer which enables Customer to provide an Internet access services to passengers on commercial aircraft in North America and certain parts of Europe (which airborne Internet access service is hereafter referred to as the “Aero-Service”). Customer now desires to enable the provision of an Aero-Service for transatlantic aircraft. This Amendment sets forth a description of the space segment to be provided by HNS to enable these Aero-Services, as well as certain other services to be provided by HNS which are required for these Services.

2.        TERM OF SERVICES UNDER THIS AMENDMENT

The term of the Services to be provided hereunder will continue through July 31, 2016. The parties acknowledge that July 31, 2016 is beyond the date when the MSA is set to expire, so the parties agree that the terms of the MSA, as applicable to the services to be provided pursuant to this Amendment, shall continue through such date.

3.    SATELLITE CAPACITY, RELATED SERVICES AND ASSOCIATED PRICING

Customer will purchase and HNS will sell, certain satellite capacity on the *** satellite located at *** for North Atlantic aeronautical services. A description of this capacity, as well as the prices therefor, is set forth in the table below. The pricing does not include any taxes or VAT or other fees that may apply

*** Confidential treatment requested.

A.	*** Satellite Capacity:

Time Frame	East Beam	West Beam	Total MHz	Price per MHz	Total Price per month
*** – ***	***	***	***	***	***
*** – ***	***	***	***	***	***
*** – ***	***	***	***	***	***

B.	Related Services

Item	Price
NOC Operations and Maintenance	***
Teleport Facilities Charge When total of Outroute bandwidth is *** or less When total of Outroute bandwidth is more than ***	*** ***
Co-location of Racks	***
Backhaul
   Dedicated Circuit
▪    *** dedicated circuit
▪    One time Setup Fee
▪    Availability: 60 business days after order

   VPN Backup (option*)
▪    ***
▪    One Time Setup Fee
▪    Usage cap: *** average usage over *** (Additional fees apply over *** average)

•    *VPN Backup Option is subject to a separate purchase order between the Parties.
•    ** The pricing listed is budgetary and subject to change depending on the purchase order requirements

*** *** *** ***

*** Confidential treatment requested.

4.    LICENSES

Customer will be responsible for securing any required licenses or authorizations to enable the provision of the transatlantic Aero-Services.

5.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC            Row 44, Inc.

By:    /s/ Philip K. O’Brien                By:    /s/ John LaValle

Title:    Philip K. O’Brien, V.P. Legal            Title:    CEO

Date:    6/26/13                        Date:        25 June ‘13_________